UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: September 5, 2007

                         AMR CORPORATION
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

AMR Corporation is filing herewith a press release issued on September 5, 2007 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report August traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  September 10, 2007

EXHIBIT INDEX

Exhibit             Description

99.1	Press Release

                                                      Exhibit 99.1

                    CONTACT:      John Hotard
                                                                                                                  Corporate Communications
                                                                                                                  Fort Worth, Texas
                                                                                                                  817-967-1577
                                                                                                                  corp.comm@aa.com

FOR RELEASE: Wednesday, Sept. 5, 2007

AMERICAN AIRLINES REPORTS AUGUST TRAFFIC

FORT WORTH, Texas – American Airlines, the world’s largest airline, reported an August load factor of 85.0 percent – an increase of 3.0 points compared to the same period last year. Traffic increased 0.4 percent year over year as capacity decreased 3.1 percent.
Domestic traffic increased 1.5 percent year over year on 3.4 percent less capacity.  International traffic decreased by 1.6 percent relative to last year on a capacity decrease of 2.6 percent.
American boarded 8.8 million passengers in August.

About American Airlines
American Airlines is the world's largest airline.  American, American Eagle and the AmericanConnection® airlines serve 250 cities in over 40 countries with more than 4,000 daily flights.  The combined network fleet numbers more than 1,000 aircraft.  American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers.  American Airlines is a founding member of the oneworld® Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own.  Together, its members serve nearly 700 destinations in over 140 countries and territories.  American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation.  AmericanAirlines, American Eagle, the AmericanConnection® airlines, AA.com and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)

Detailed traffic and capacity data are on the following page.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
		August
		2007	2006	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		12,525,420	12,474,448	0.4%
	D.O.T. DOMESTIC	8,077,627	7,954,835	1.5
	INTERNATIONAL	4,447,793	4,519,613	-1.6
	ATLANTIC	1,921,178	1,908,179	0.7
	LATIN AMERICA	2,039,212	1,994,575	2.2
	PACIFIC	487,403	616,859	-21.0
AVAILABLE SEAT MILES (000)
SYSTEM		14,736,680	15,211,699	-3.1%
	D.O.T. DOMESTIC	9,316,734	9,645,767	-3.4
	INTERNATIONAL	5,419,946	5,565,932	-2.6
	ATLANTIC	2,315,055	2,293,159	1.0
	LATIN AMERICA	2,525,147	2,515,481	0.4
	PACIFIC	579,744	757,293	-23.4
LOAD FACTOR
SYSTEM		85.0%	82.0%	3.0	Pts
	D.O.T. DOMESTIC	86.7	82.5	4.2
	INTERNATIONAL	82.1	81.2	0.9
	ATLANTIC	83.0	83.2	-0.2
	LATIN AMERICA	80.8	79.3	1.5
	PACIFIC	84.1	81.5	2.6
PASSENGERS BOARDED		8,809,913	8,528,661	3.3%

SYSTEM CARGO TON MILES (000)		169,558	179,528	-5.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
		YEAR-TO-DATE August
		2007	2006	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		93,668,208	95,612,171	-2.0%
	D.O.T. DOMESTIC	61,065,079	62,402,896	-2.1
	INTERNATIONAL	32,603,130	33,209,275	-1.8
	ATLANTIC	13,277,325	13,662,536	-2.8
	LATIN AMERICA	15,575,355	15,175,081	2.6
	PACIFIC	3,750,449	4,371,658	-14.2
AVAILABLE SEAT MILES (000)
SYSTEM		113,752,587	117,796,416	-3.4%
	D.O.T. DOMESTIC	72,539,776	75,357,926	-3.7
	INTERNATIONAL	41,212,811	42,438,490	-2.9
	ATLANTIC	16,647,460	16,848,115	-1.2
	LATIN AMERICA	20,073,857	20,013,107	0.3
	PACIFIC	4,491,494	5,577,268	-19.5
LOAD FACTOR
SYSTEM		82.3%	81.2%	1.1	Pts
	D.O.T. DOMESTIC	84.2	82.8	1.4
	INTERNATIONAL	79.1	78.3	0.8
	ATLANTIC	79.8	81.1	-1.3
	LATIN AMERICA	77.6	75.8	1.8
	PACIFIC	83.5	78.4	5.1
PASSENGERS BOARDED		66,556,334	67,264,144	-1.1%

SYSTEM CARGO TON MILES (000)		1,401,661	1,452,723	-3.5%